UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 23, 2008
AMERICAN AXLE & MANUFACTURING HOLDINGS, INC
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-14303	36-3161171

(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of Principal Executive Offices)	(Zip Code)
(313) 758-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Agreement between General Motors and AAM
Press Release

SECTION 7 — Regulation FD
Item 7.01 Regulation FD
On May 23, 2008, American Axle & Manufacturing, Inc. (AAM) issued a press release announcing that the tentative agreements with the International United Automobile, Aerospace and Agricultural Implement Workers of America (International UAW) reached on May 16, 2008, covering approximately 3,650 AAM associates at five facilities in Michigan and New York, have been ratified. AAM will hold a teleconference briefing with institutional investors and security analysts, news media representatives and other interested parties at 10:00 a.m. ET on Wednesday, May 28, 2008. A copy of the press release is furnished as Exhibit 99.1.
This information shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.
Item 8.01 Other Events
AAM entered into an agreement with General Motors Corporation (GM) under which GM agreed to provide AAM financial assistance valued at approximately $215 million to help fund employee buyouts, early retirements and buydowns resulting from the ratification of new labor agreements with the International UAW for AAM’s original U.S. locations. This agreement was predicated upon an expedited resolution of the strike called by the International UAW against AAM. The agreement contains certain amendments to the Asset Purchase Agreement between GM and AAM dated February 18, 1994.
FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the potential impact of the new labor agreements with the International UAW for AAM’s original U.S. locations, which are inherently uncertain and should be viewed with caution. Actual results and experience may differ materially due to many factors and risks that are discussed in our most recent annual report on Form 10-K and quarterly reports on Form 10-Q. It is not possible to foresee or identify all such factors and we assume no obligation to update any forward-looking statements or to disclose any subsequent facts, events or circumstances that may affect their accuracy.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description	Method of Furnishing

10.1	Agreement between General Motors and AAM	Filed with this Report

99.1	Press release dated May 23, 2008	Furnished with this Report

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
Date: May 23, 2008	By:	/s/ Michael K. Simonte
Michael K. Simonte
Group Vice President — Finance & Chief Financial Officer (also in the capacity of Chief Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description	Page

10.1	Agreement between General Motors and AAM	6

99.1	Press release dated May 23, 2008	8

5